UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of The Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Under Rule 14a-12

FALCONSTOR SOFTWARE, INC.
(Name of Registrant as Specified in Its Charter)

(Name of Persons(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials:

☐          Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)	Amount previously paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

FALCONSTOR SOFTWARE, INC.

July [__], 2017

To Our Stockholders:

We invite you to attend our special meeting of stockholders on [________], [_______], 2017 at the offices of Olshan Frome Wolosky LLP at 1325 Avenue of the Americas, New York, New York, at [9:00] [a].m. EDT.

We are pleased to furnish proxy materials to stockholders primarily over the Internet. This process expedites stockholders’ receipt of proxy materials, while significantly lowering the costs of the special meeting and conserving natural resources. On [_______], 2017, we mailed our stockholders a notice containing instructions on how to access our proxy statement and vote online. The notice also included instructions on how you can receive a paper copy of your special meeting materials, including the notice of special meeting, proxy statement, and proxy card. If you received your special meeting materials by mail, the notice of special meeting, proxy statement, and proxy card from our Board of Directors were enclosed. If you received your special meeting materials via e-mail, the e-mail contained voting instructions and links to the proxy statement on the Internet, available at www.proxy.falconstor.com.

This booklet includes a formal notice of the meeting and the proxy statement. The proxy statement tells you more about the agenda and procedures for the meeting.

Only stockholders of record at the close of business on [______], 2017 will be entitled to vote at the special meeting. Even if you only own a few shares, we want your shares to be represented at the special meeting. We urge you to complete, sign, date, and return your proxy card promptly in the enclosed envelope.

Sincerely yours,

Todd Oseth
Chief Executive Officer

PRELIMINARY PROXY STATEMENT
SUBJECT TO COMPLETION – DATED JULY [__], 2017

FALCONSTOR SOFTWARE, INC.

2 Huntington Quadrangle

Melville, NY 11747

_________________

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

To Be Held [_______], 2017

________________

To Our Stockholders:

The 2017 special meeting of stockholders (“Special Meeting”) of FalconStor Software, Inc. (the “Company”), a Delaware corporation, will be held at the offices of Olshan Frome Wolosky LLP at 1325 Avenue of the Americas, New York, New York, commencing at [9:00] [a].m. (EDT) on [_______], [_______], 2017, to consider and to vote on the following matters described in this notice and the accompanying Proxy Statement:

1)	To approve an amendment to the Company’s Restated Certificate of Incorporation, as amended (the “Certificate of Incorporation”) to effect a reverse stock split of the Company’s common stock, par value $0.001 per share (the “Common Stock”), at a ratio of not less than 1-for-[__] and not greater than 1-for-[__], as determined by our board of directors (the “Board”), at any time within one year following the Special Meeting or any adjournment or postponement thereof, if and as determined by our Board without further approval or authorization of our stockholders;
2)	To approve an amendment to the Company’s Certificate of Incorporation to increase the number of authorized shares of Common Stock from 100,000,000 to [_______];
3)	To approve the issuance of shares of Common Stock in one or more potential capital raising transactions in accordance with Nasdaq Listing Rule 5635(d);
4)	To approve an amendment to the Company’s Certificate of Incorporation by an amendment to the Certificate of Designations, Preferences and Rights of our Series A Convertible Preferred Stock (the “Series A Preferred Stock”) to decrease the conversion price of all of the outstanding shares of the Series A Preferred Stock; and
5)	To transact such other business as may properly come before the Special Meeting or any adjournment or postponement thereof.

The Board has fixed the close of business on [_______], 2017 as the record date for determination of stockholders entitled to vote at the Special Meeting or any adjournment thereof, and only record holders of Common Stock at the close of business on that day, and holders of our Series A Preferred Stock, will be entitled to vote. At the record date, 44,509,390 shares of Common Stock were outstanding and the Series A Preferred Stock could vote an additional 7,317,073 shares. Each share of the Series A Preferred Stock is entitled to a number of votes per share equal to the number of shares of Common Stock issuable upon conversion of a share of Series A Preferred Stock, based on an assumed conversion price of $1.23 per share.

To assure representation at the Special Meeting, stockholders are urged to return a proxy as promptly as possible. You may return the proxy by signing, dating and returning the enclosed proxy card in the enclosed postage-prepaid envelope, or online at www.proxyvote.com, or by telephone. If returning your proxy by online vote or telephone, please follow the instructions on the Voting Information Form. Any stockholder attending the Special Meeting may vote in person even if he or she previously returned a proxy.

If you plan to attend the Special Meeting in person, we would appreciate your response by indicating so when returning the proxy.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Stockholders to be held on [______], 2017. The proxy statement is available at http://proxy.falconstor.com.

By Order of the Board of Directors,

Dated:	Melville, NY	Daniel Murale
	[_______], 2017	Executive Vice President, Chief Financial Officer and Treasurer

FALCONSTOR SOFTWARE, INC.
2 Huntington Quadrangle
Melville, New York 11747
_________________

PROXY STATEMENT

GENERAL INFORMATION

This proxy statement contains information related to the Special Meeting of stockholders (“Special Meeting”) of FalconStor Software, Inc. (the “Company”, “we”, “our”), to be held on [_______], [______], 2017 beginning at [9:00] [a].m. EDT, at the offices of Olshan Frome Wolosky LLP at 1325 Avenue of the Americas, New York, New York, and at any postponements or adjournments thereof.

ABOUT THE MEETING

What is the Purpose of the Special Meeting

At the Company’s Special Meeting, stockholders will act on the following matters:

1)	To approve an amendment to the Company’s Restated Certificate of Incorporation, as amended (the “Certificate of Incorporation”) to effect a reverse stock split of the Company’s common stock, par value $0.001 per share (the “Common Stock”), at a ratio of not less than 1-for-[__] and not greater than 1-for-[__], as determined by our board of directors (the “Board”), at any time within one year following the Special Meeting or any adjournment or postponement thereof, if and as determined by our Board without further approval or authorization of our stockholders (the “Reverse Split Proposal”);
2)	To approve an amendment to the Company’s Certificate of Incorporation to increase the number of authorized shares of Common Stock from 100,000,000 to [_______];
3)	To approve the issuance of shares of Common Stock in one or more potential capital raising transactions in accordance with Nasdaq Listing Rule 5635(d);
4)	To approve an amendment to the Company’s Certificate of Incorporation by an amendment to the Certificate of Designations, Preferences and Rights (the “Certificate of Designations”) of our Series A Convertible Preferred Stock (“Series A Preferred Stock”) to decrease the conversion price of all of the outstanding shares of the Series A Preferred Stock; and
5)	To transact such other business as may properly come before the Special Meeting or any adjournment or postponement thereof.

Who May Vote; Provision of Materials

Stockholders of the Company as recorded in our stock register on [_______], 2017 (the “Record Date”), may vote at the Special Meeting. We have only one class of voting shares. Except as specified herein, the holder of our Series A Preferred Stock votes along with this class. As of the Record Date, we had 44,509,390 shares of Common Stock eligible to vote and the Series A Preferred Stock could vote an additional 7,317,073 shares. Each share of the Series A Preferred Stock is entitled to a number of votes per share equal to the number of shares of Common Stock issuable upon conversion of a share of Series A Preferred Stock, based on an assumed conversion price of $1.23 per share.

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We are pleased to furnish proxy materials to stockholders primarily over the Internet. This process expedites stockholders’ receipt of proxy materials, while significantly lowering the costs of the Special Meeting and conserving natural resources. On [_______], 2017, we mailed our stockholders a notice containing instructions on how to access our proxy statement and vote online. The notice also included instructions on how you can receive a paper copy of your Special Meeting materials, including the notice of Special Meeting, proxy statement, and proxy card. If you received your Special Meeting materials by mail, the notice of Special Meeting, proxy statement, and proxy card from our Board were enclosed. If you received your Special Meeting materials via e-mail, the e-mail contained voting instructions and links to the proxy statement on the Internet, available at www.proxy.falconstor.com.

How to Vote

You may vote in person at the Special Meeting or by proxy. We recommend that you vote by proxy even if you plan to attend the Special Meeting. You can always change your vote at the Special Meeting. To vote by proxy, you can mail the enclosed card, you can call the phone number on the Voting Instruction Form you received, or you can vote at www.proxyvote.com. If voting by phone or by the Internet, have your Voting Instruction Form in hand and follow the instructions.

How Proxies Work

Our Board is asking for your proxy. Giving us your proxy means you authorize us to vote your shares at the Special Meeting in the manner you direct. You may vote for or against the proposals or abstain from voting.

Proxies submitted will be voted by the individuals named on the proxy card in the manner you indicate. If you give us your proxy but do not specify how you want your shares voted, they will be voted in accordance with the Board recommendations, i.e., (i) in favor of the Reverse Split Proposal; (ii) in favor of an amendment to the Company’s Certificate of Incorporation to increase the number of authorized shares of Common Stock; (iii) in favor of the approval of the issuance of shares of Common Stock in one or more capital raising transactions for purposes of Nasdaq Listing Rule 5635(d); and (iv) in favor of an amendment to the Company’s Certificate of Incorporation by an amendment to our Certificate of Designations to decrease the conversion price of all of the outstanding shares of the Series A Preferred Stock.

You may receive more than one proxy or voting card depending on how you hold your shares. If you hold shares through someone else, such as a stockbroker, you may get materials from them asking how you want to vote. The latest proxy card we receive from you will determine how we will vote your shares.

Other than the items of business described in the proxy statement, we are not aware of any other business to be acted upon at the Special Meeting.  If you grant a proxy, the persons named as proxy holders will have the discretion to vote your shares on any additional matters properly presented for a vote at the Special Meeting.

Revoking a Proxy

There are three ways to revoke your proxy. First, you may submit a new proxy with a later date up until the existing proxy is voted. Second, you may vote in person at the Special Meeting. Last, you may notify our Chief Financial Officer in writing at 2 Huntington Quadrangle, Suite 2S01, Melville, New York 11747.

Quorum

In order to carry on the business of the Special Meeting, we must have a quorum. This means at least a majority of the outstanding shares eligible to vote must be represented at the Special Meeting, either by proxy or in person. Shares that we own are not voted and do not count for this purpose.

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Votes Needed

•	Proposal 1: Reverse Split Proposal. The affirmative vote of the holders of a majority of the outstanding shares entitled to vote at the Special Meeting will be required to approve an amendment to the Company’s Certificate of Incorporation to effect a reverse stock split of the outstanding shares of the Company’s Common Stock at a ratio of not less than 1-for-[__] and not greater than 1-for-[__], as determined by our Board. Broker non-votes and abstentions, if any, will have the effect of votes “AGAINST” this proposal.
•	Proposal 2: Amendment of Certificate of Incorporation to Increase Authorized Shares. The affirmative vote of the holders of a majority of the outstanding shares of Common Stock, voting separately as a single class, as well as the affirmative vote of a majority of the outstanding shares entitled to vote at the Special Meeting will be required to approve an amendment to the Company’s Certificate of Incorporation to increase the number of authorized shares of Common Stock from 100,000,000 to [________]. Broker non-votes and abstentions, if any, will have the effect of votes “AGAINST” this proposal.
•	Proposal 3: Approval of Issuance of Common Stock. The affirmative vote of the holders of a majority of the outstanding shares entitled to vote at the Special Meeting will be required to approve the issuance of shares of Common Stock in one or more potential capital raising transactions in accordance with Nasdaq Rule 5636(d). Broker non-votes and abstentions, if any, will have the effect of votes “AGAINST” this proposal.
•	Proposal 4: Amendment of Certificate of Designations. The affirmative vote of the holders of a majority of the outstanding shares of Series A Preferred Stock, voting separately as a single class, as well as the affirmative vote of a majority of the outstanding shares entitled to vote at the Special Meeting will be required to approve an amendment to the Company’s Certificate of Designations to decrease the conversion price of all of the outstanding shares of the Series A Preferred Stock. Broker non-votes and abstentions, if any, will have the effect of votes “AGAINST” this proposal.

Attending in Person

Only stockholders, their proxy holders, and our invited guests may attend the Special Meeting. For security purposes, all persons attending the Special Meeting must bring identification with photo. If you wish to attend the Special Meeting in person but you hold your shares through someone else, such as a stockbroker, you must bring proof of your ownership to the Special Meeting. For example, you could bring an account statement showing that you owned shares of the Company’s Common Stock and/or Series A Preferred Stock as of the Record Date as acceptable proof of ownership.

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PROPOSAL NO. 1

APPROVAL OF AN AMENDMENT TO OUR CERTIFICATE OF INCORPORATION TO EFFECT A REVERSE STOCK SPLIT AT THE DISCRETION OF OUR BOARD

General

The Board has adopted, and is recommending that our stockholders approve, an amendment to our Certificate of Incorporation to effect a reverse stock split of all of our outstanding shares of Common Stock at an exchange ratio of not less than 1-for-[__] and not more than 1-for-[__], as determined by our Board (the “Reverse Stock Split”). The form of this amendment to our Certificate of Incorporation reflecting the Reverse Stock Split is attached to this proxy statement as Appendix A.

If this Reverse Split Proposal is approved, the Board or a committee thereof will have the authority, but not the obligation, in its sole discretion and without any further action on the part of the stockholders, to effect the Reverse Stock Split within this range at any time it believes to be most advantageous to our Company and stockholders. This proposal would give the Board or a committee thereof the authority to implement one, but not more than one, Reverse Stock Split. The exact ratio of the Reverse Stock Split, if effected, would be set at a whole number within the range as determined by the Board or a committee thereof in its sole discretion. The Reverse Stock Split amendment would not change the number of authorized shares of our Common Stock or preferred stock and the par value of our Common Stock would remain at $0.001 per share. As of the date of this proxy statement and except as set forth in Proposals 3 and 4, we do not have any current plans, arrangements or understandings related to the issuance of any additional shares of Common Stock or preferred stock that will become newly available as a result of the Reverse Stock Split.

We believe that enabling our Board to set the ratio within the stated range will provide us with the flexibility to implement the Reverse Stock Split in a manner designed to maximize the anticipated benefits for our stockholders. In determining a ratio, if any, following the receipt of stockholder approval, our Board may consider, among other things, factors such as:

•	the continued listing requirements of The Nasdaq Capital Market;
•	the historical trading price and trading volume of our Common Stock;
•	the number of shares of our Common Stock outstanding;
•	the number of shares of Common Stock issuable upon conversion of our Series A Preferred Stock;
•	the then-prevailing trading price and trading volume of our Common Stock and the anticipated impact of the Reverse Stock Split on the trading market for our Common Stock; and
•	prevailing general market and economic conditions.

Depending on the ratio for the Reverse Stock Split determined by our Board or a committee thereof, no less than [__] and no more than [__] shares of existing Common Stock, as determined by our Board or a committee thereof, will be combined into one share of Common Stock. The amendment to our Certificate of Incorporation to effect a Reverse Stock Split, if any, will effect only the Reverse Stock Split ratio within such range determined by our Board or a committee thereof to be in the best interests of our stockholders.

The Reverse Stock Split would be effected by the filing of an amendment to our Certificate of Incorporation in the form attached hereto as Appendix A with the Office of the Secretary of State of the State of Delaware. The Board will retain the authority not to effect the Reverse Stock Split even if we receive stockholder approval. If the amendment is not filed with the Secretary of State of the State of Delaware within one year following the Special Meeting or any adjournment or postponement thereof, the Reverse Stock Split will be abandoned, without any further effect. Thus, subject to stockholder approval, the Board, at its discretion, may cause the filing of the amendment to effect a Reverse Stock Split or abandon it and effect no Reverse Stock Split if it determines that such action is not in the best interests of our Company and stockholders.

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Purpose of the Reverse Stock Split

The principal reason for the Reverse Stock Split is to increase the per share trading price of the Company’s Common Stock in order to help ensure a share price high enough to satisfy the $1.00 per share minimum bid price requirement for continued listing on The Nasdaq Capital Market, although there can be no assurance that the trading price of our Common Stock would be maintained at such level or that we will be able to maintain the listing of our Common Stock on The Nasdaq Capital Market.

As previously reported, on November 22, 2016, the Company received written notice (the “Notice”) from Nasdaq indicating that the Company was not in compliance with the minimum bid price requirement for continued listing on The Nasdaq Capital Market, as set forth in Nasdaq Listing Rule 5550(a)(2), because the bid price of the Company’s Common Stock had closed below the minimum $1.00 per share for the 30 consecutive business days prior to the date of the Notice. The Notice indicated that we had been provided an initial period of 180 calendar days, or until May 22, 2017, in which to regain compliance. On December 6, 2016, Nasdaq notified the Company that it did not meet at least one of the minimum $35 million market value of listed securities, $2.5 million stockholders’ equity, or net income from continuing operations (the “equity rule”) requirement for continued listing and indicated that the Company had 180 days, or until June 5, 2016, to regain compliance. The Company did not regain compliance with the minimum bid price requirement by May 22, 2017 and on May 23, 2017, Nasdaq determined to delist the Company’s securities from The Nasdaq Capital Market. On May 30, 2017, we requested an oral hearing before a Hearings Panel (the “Panel”) and submitted a plan to regain compliance with the minimum bid price requirement and minimum equity requirement. Subsequently, the Company did not regain compliance with the equity rule, and on June 7, 2017, Nasdaq notified the Company that this matter served as an additional basis for delisting from The Nasdaq Capital Market. On June 29, 2017, the Company had a hearing before the Panel to demonstrate its ability to sustain long-term compliance with all applicable criteria for continued listing. On July [__], 2017, the Company received the Panel’s written decision [____________________]. In the event that the Panel determines not to continue our listing and we are delisted from The Nasdaq Capital Market, our Common Stock may be delisted and trade on the OTC Bulletin Board or other small trading markets, such as the pink sheets.

The Board has considered the potential harm to the Company and our stockholders should Nasdaq delist our Common Stock. Delisting from Nasdaq would likely adversely affect our ability to raise additional financing through the public or private sale of equity securities and would significantly affect the ability of investors to trade our securities. Delisting would also likely negatively affect the value and liquidity of our Common Stock because alternatives, such as the OTC Bulletin Board and the pink sheets, are generally considered to be less efficient markets.

The Board believes that the proposed Reverse Stock Split is a potentially effective means for the Company to regain compliance with the $1.00 minimum bid requirement and to avoid, or at least mitigate, the likely adverse consequences of our Common Stock being delisted from Nasdaq by producing the immediate effect of increasing the bid price of our Common Stock.  Even if the Reverse Stock Split is approved by stockholders, there can be no assurance that the Company’s Common Stock will continue to be listed on the Nasdaq Capital Market beyond [_____], 2017.

The Board also believes that the increased market price of the Common Stock expected as a result of implementing the Reverse Stock Split could improve the marketability and liquidity of our Common Stock and will encourage interest and trading in our Common Stock. The Reverse Stock Split could allow a broader range of institutions to invest in our Common Stock, potentially increasing trading volume and liquidity of our Common Stock. The Reverse Stock Split could also help increase analyst and broker interest in our Common Stock as their policies can discourage them from following or recommending companies with low stock prices.

The Board (or any authorized committee of the Board) reserves the right to elect to abandon the Reverse Stock Split, notwithstanding stockholder approval thereof, if it determines, in its sole discretion, that the Reverse Stock Split is no longer in the best interests of the Company.

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Procedure for Implementing the Reverse Stock Split

The Reverse Stock Split, if approved by our stockholders, would become effective upon the filing (the “Effective Time”) of a certificate of amendment to our Certificate of Incorporation with the Office of the Secretary of State of the State of Delaware. The amendment will implement the exchange ratio (of not less than 1-for-[__] and not more than 1-for-[__]) as determined by the Board or a committee thereof prior to the Effective Time. The exact timing of the filing of the certificate of amendment that will affect the Reverse Stock Split will be determined by our Board or a committee thereof based on its evaluation as to when such action will be the most advantageous to the Company and our stockholders. In addition, our Board reserves the right, notwithstanding stockholder approval and without further action by the stockholders, to elect not to proceed with the Reverse Stock Split if, at any time prior to filing the amendment to our Certificate of Incorporation, our Board, in its sole discretion, determines that it is no longer in our best interest and the best interests of our stockholders to proceed with the Reverse Stock Split. If a certificate of amendment effecting the Reverse Stock Split has not been filed with the Secretary of State of the State of Delaware by the close of business on the first anniversary of the Special Meeting or any adjournment or postponement thereof, our Board will abandon the Reverse Stock Split.

Effect of the Reverse Stock Split on Holders of Outstanding Common Stock

Depending on the ratio for the Reverse Stock Split determined by our Board, a minimum of [__] and a maximum of [__] shares of existing Common Stock will be combined into one new share of Common Stock. The table below shows, as of [__________], 2017, the number of outstanding shares of Common Stock that would result from the listed hypothetical Reverse Stock Split ratios (without giving effect to the treatment of fractional shares):

Reverse Stock Split Ratio	Outstanding Shares of Common Stock Prior to the Reverse Stock Split	Approximate Number of Outstanding Shares of Common Stock After the Reverse Stock Split
1-for-[__]	[__________]	[__________]
1-for-[__]	[__________]	[__________]
1-for-[__]	[__________]	[__________]
1-for-[__]	[__________]	[__________]

The actual number of shares outstanding after giving effect to the Reverse Stock Split, if implemented, will depend on the Reverse Stock Split ratio that is ultimately determined by our Board or a committee thereof. Release No. 34-15230 of the Securities and Exchange Commission requires disclosure and discussion of the effects of any action that may be used as an anti-takeover mechanism. The Reverse Split Proposal, if adopted and effected, will result in a relative increase in the number of authorized but not outstanding shares of our Common Stock vis-à-vis the outstanding shares of our Common Stock and, could, under certain circumstances, have an anti-takeover effect, although this is not the purpose or intent of the Reverse Split Proposal. A relative increase in the number of authorized shares of Common Stock could have other effects on our stockholders, depending upon the exact nature and circumstances of any actual issues of authorized shares. A relative increase in our authorized shares of Common Stock could potentially deter takeovers, including takeovers that our Board has determined are not in the best interest of our stockholders, in that additional shares could be issued (within the limits imposed by applicable law) in one or more transactions that could make a change in control or takeover more difficult. The Board has not considered the Reverse Stock Split to be a tool to be utilized as a type of anti-takeover device.

As of the date of this proxy statement and except as set forth in Proposals 3 and 4, we have no plans, proposals or arrangements to issue any shares of Common Stock that would become newly available for issuance as a result of the Reverse Stock Split.

The Reverse Stock Split will affect all holders of our Common Stock uniformly and will not affect any stockholder’s percentage ownership interest in the Company, except that as described below in “— Fractional Shares,” holders of Common Stock otherwise entitled to a fractional share as a result of the Reverse Stock Split will be rounded up to the next whole number. In addition, the Reverse Stock Split will not affect any stockholder’s proportionate voting power (subject to the treatment of fractional shares).

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The Reverse Stock Split may result in some stockholders owning “odd lots” of less than 100 shares of Common Stock. Odd lot shares may be more difficult to sell, and brokerage commissions and other costs of transactions in odd lots are generally somewhat higher than the costs of transactions in “round lots” of even multiples of 100 shares.

After the Effective Time, our Common Stock will have a new Committee on Uniform Securities Identification Procedures (“CUSIP”) number, which is a number used to identify our equity securities, and stock certificates with the older CUSIP number will need to be exchanged for shares of Common Stock with the new CUSIP number by following the procedures described below. However, until such exchange is made, the old stock certificates will automatically represent the new, post-split number of shares. After the Reverse Stock Split, we will continue to be subject to the periodic reporting and other requirements of the Securities Exchange Act of 1934, as amended. Our Common Stock will continue to be listed on The Nasdaq Capital Market under the symbol “FALC” until at least [___], 2017.

Beneficial Holders of Common Stock

Upon the implementation of the Reverse Stock Split, we intend to treat shares held by stockholders through a bank, broker, custodian or other nominee in the same manner as registered stockholders whose shares are registered in their names. Banks, brokers, custodians or other nominees will be instructed to effect the Reverse Stock Split for their beneficial holders holding our Common Stock in street name. However, these banks, brokers, custodians or other nominees may have different procedures than we have instituted for registered stockholders for processing the Reverse Stock Split. Stockholders who hold shares of our Common Stock with a bank, broker, custodian or other nominee and who have any questions in this regard are encouraged to contact their banks, brokers, custodians or other nominees.

Registered “Book-Entry” Holders of Common Stock

Some of our registered holders of Common Stock may hold their shares electronically in book-entry form with the transfer agent. These stockholders do not have stock certificates evidencing their ownership in our Common Stock. They are, however, provided with a statement reflecting the number of shares registered in their accounts.

If your shares of Common Stock are held in book-entry form, you will receive a transmittal letter from our transfer agent, who is also acting as our exchange agent in connection with our Reverse Stock Split, as soon as practicable after the Effective Time. The letter of transmittal will contain instructions on how to receive your post-Reverse Stock Split shares of Common Stock electronically in book-entry form under the Direct Registration System (“DRS”). Stockholders will need to return to our transfer agent a properly executed and completed letter of transmittal in order to receive their new book-entry statement representing post-reverse split shares of Common Stock. The post-reverse split shares of Common Stock will contain the same restrictive legends as the pre-reverse split shares.

Holders of Certificated Shares of Common Stock

Some of the registered holders of our Common Stock hold their shares in certificate form. If your shares of Common Stock are held in certificate form, you will receive a transmittal letter from our transfer agent, who is also acting as our exchange agent in connection with the Reverse Stock Split, as soon as practicable after the Effective Time. The letter of transmittal will contain instructions on how to surrender your certificate or certificates representing your pre-Reverse Stock Split shares to our transfer agent. Upon our transfer agent’s receipt of your pre-Reverse Stock Split certificate or certificates, together with a properly completed and executed letter of transmittal, you will receive your post-Reverse Stock Split shares of Common Stock electronically in book-entry form under the DRS. The post-Reverse Stock Split shares of Common Stock will contain the same restrictive legends as the pre-Reverse Stock Split shares. At any time after receipt of your DRS statement, you may request a stock certificate representing your shares of Common Stock if you do not want to hold your shares in book-entry form.

Regardless of how stockholders hold our Common Stock (i.e., in book-entry or certificated form), stockholders will not have to pay any service charges to us or our transfer agent in connection with the Reverse Stock Split.

STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATE(S) AND SHOULD NOT SUBMIT ANY STOCK CERTIFICATE(S) UNTIL REQUESTED TO DO SO.

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Fractional Shares

We do not currently intend to issue fractional shares in connection with the Reverse Stock Split. Therefore, we will not issue certificates representing fractional shares. In lieu of issuing fractions of shares, holders will be rounded up to the next whole number.

Effect of the Reverse Stock Split on Our Preferred Stock

Under the existing terms of our Series A Preferred Stock, based on the Reverse Stock Split ratio determined by our Board, the conversion price in effect with respect to our Series A Preferred Stock will automatically be proportionately increased and the number of shares of our Common Stock issuable upon conversion of shares of our Series A Preferred Stock will automatically be decreased in proportion to the decrease in the aggregate number of outstanding shares of our Common Stock resulting from the Reverse Stock Split. However, if Proposal 4 is approved, the conversion price of the Series A Preferred Stock will be further adjusted to equal the per share price agreed upon by our Board for the issuance of shares of Common Stock in an offering as described in Proposal 3, and such subsequent conversion price will not be implemented until after the implementation of the Reverse Stock Split.

Effect of the Reverse Stock Split on Employee Plans, Options and Restricted Stock Awards

Based upon the Reverse Stock Split ratio determined by our Board or a committee thereof, proportionate adjustments will be required to be made to the per share exercise price and the number of shares issuable upon the exercise or conversion of all outstanding options or other convertible or exchangeable securities entitling the holders to purchase shares of Common Stock. This would result in approximately the same aggregate price being required to be paid under such options, upon exercise, and approximately the same value of shares of Common Stock being delivered upon such exercise, immediately following the Reverse Stock Split as was the case immediately preceding the Reverse Stock Split. The number of shares reserved for issuance pursuant to these securities will be adjusted proportionately based upon the Reverse Stock Split ratio determined by our Board or a committee thereof, subject to our treatment of fractional shares.

Accounting Matters

The proposed amendment to the Company’s Certificate of Incorporation will not affect the par value of our Common Stock per share, which will remain $0.001 par value per share. Reported per share net income or loss will be higher because there will be fewer shares of Common Stock outstanding.

No Going Private Transaction

Notwithstanding the decrease in the number of outstanding shares following the implementation of the Reverse Stock Split, the Board does not intend for this transaction to be the first step in a “going private transaction” within the meaning of Rule 13e-3 of the Securities Exchange Act of 1934, and the implementation of the proposed Reverse Stock Split will not cause the Company to go private.

Material United States Federal Income Tax Consequences of the Reverse Stock Split

The following is not intended as tax or legal advice. Each holder should seek advice based on his, her or its particular circumstances from an independent tax advisor.

The following is a summary of certain United States federal income tax consequences of the Reverse Stock Split generally applicable to beneficial holders of shares of our Common Stock. This summary addresses only such stockholders who hold their pre-split shares as capital assets and will hold the post-split shares as capital assets. This discussion does not address all United States federal income tax considerations that may be relevant to particular stockholders in light of their individual circumstances or to stockholders that are subject to special rules, such as financial institutions, tax-exempt organizations, insurance companies, partnerships and other pass-through entities, dealers in securities, traders who elect to use the mark-to-market method of accounting, persons whose functional currency is other than the U.S. dollar, qualified retirement plans, individual retirement and other tax-deferred accounts, stockholders who hold the pre-split shares of our Common Stock as part of a straddle, hedge or conversion transaction, stockholders who are subject to the alternative minimum tax, stockholders who acquired their pre-split shares of our Common Stock pursuant to the exercise of employee stock options or otherwise as compensation for services, and stockholders who are not U.S. persons for federal income tax purposes. The following summary is based upon the provisions of the Code, applicable Treasury Regulations thereunder, judicial decisions and current administrative rulings, as of the date hereof, all of which are subject to change, possibly on a retroactive basis. This summary is not binding on the Internal Revenue Service (“IRS”), and the IRS is not precluded from taking a position that is different from, and contrary to, the positions taken in this summary. Tax consequences under state, local, foreign, and other laws are not addressed herein. Each stockholder should consult its tax advisor as to the particular facts and circumstances which may be unique to such stockholder and also as to any estate, gift, state, local or foreign tax considerations arising out of the Reverse Stock Split.

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Exchange Pursuant to Reverse Stock Split

No gain or loss will be recognized by a stockholder upon such stockholder’s exchange of pre-split shares for post-split shares pursuant to the Reverse Stock Split. The aggregate tax basis of the post-split shares received in the Reverse Stock Split, including any fractional share deemed to have been received, will be equal to the aggregate tax basis of the pre-split shares exchanged therefor, and the holding period of the post-split shares will include the holding period of the pre-split shares.

YOU SHOULD CONSULT YOUR TAX ADVISOR AS TO THE PARTICULAR FEDERAL, STATE, LOCAL, FOREIGN AND OTHER TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT IN LIGHT OF YOUR SPECIFIC CIRCUMSTANCES.

No Appraisal Rights

Under the Delaware General Corporation Law (the “DGCL”), our stockholders are not entitled to appraisal rights with respect to the Reverse Stock Split, and we will not independently provide our stockholders with any such rights.

Board Discretion to Implement the Reverse Stock Split

If the proposed Reverse Stock Split is approved at the Special Meeting or any adjournment or postponement thereof, the Board, in its sole discretion, may determine to implement the Reverse Stock Split. Notwithstanding the approval of the Reverse Split Proposal at the Special Meeting or any adjournment or postponement thereof, the Board, in its sole discretion, may determine not to implement the Reverse Stock Split.

Effectiveness of the Amendment

If this amendment is approved by our stockholders, it will become effective upon the filing of an amendment to our Certificate of Incorporation, which filing is expected to occur promptly after stockholder approval of this Reverse Split Proposal. The text of Appendix A remains subject to modification to include such changes as may be required by the Secretary of State of the State of Delaware and as the Board deems necessary or advisable to implement the Reverse Stock Split.

Recommendation of the Board

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF AN AMENDMENT TO OUR CERTIFICATE OF INCORPORATION TO EFFECT A REVERSE STOCK SPLIT AT THE DISCRETION OF OUR BOARD.

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PROPOSAL NO. 2

APPROVAL OF AN AMENDMENT TO OUR CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK

Our Board has approved, and is seeking stockholder approval of, an amendment to our Certificate of Incorporation to implement an increase in the number of shares of authorized Common Stock from 100,000,000 shares to [_________]. The form of this amendment to our Certificate of Incorporation reflecting the increase in the number of authorized shares is attached to this proxy statement as Appendix B.

The Board is proposing the amendment to increase the number of authorized shares of our Common Stock from 100,000,000 shares to [_________] shares. While the Company’s issued and outstanding shares of Common Stock will decrease if the Reverse Stock Split contemplated by the Reverse Split Proposal is approved, the Company is seeking stockholder approved to increase its authorized Common Stock even if a Reverse Stock Split is approved and implemented. As of [_____], 2017, of the 100,000,000 shares of Common Stock currently authorized by the Certificate of Incorporation, [_______] shares are issued and outstanding, [________] shares are reserved for issuance upon conversion of outstanding Series A Preferred Stock shares, and [______] shares are reserved for future issuance under existing equity incentive awards. Therefore, we currently have [_______] authorized shares of Common Stock available for future issuance. The Company may also be required to issue additional Common Stock if Proposals 3 and 4 are approved and per the terms of the offer letter between the Company and Todd Oseth, the Company’s new Chief Executive Officer, the Company intends to adopt a new equity incentive plan.

The Board has unanimously determined that the amendment is advisable and in the best interests of the Company and our stockholders, and recommends that our stockholders approve the amendment. In accordance with the DGCL, we are hereby seeking approval of the amendment by our stockholders.

No changes to the Certificate of Incorporation are being proposed with respect to the number of authorized shares of preferred stock. Other than the proposed increase in the number of authorized shares of Common Stock, this amendment is not intended to modify the rights of existing stockholders in any material respect. The additional shares of Common Stock to be authorized pursuant to the proposed amendment will be of the same class of Common Stock as is currently authorized under our Certificate of Incorporation.

Under the DGCL, our stockholders are not entitled to appraisal rights with respect to the proposed amendment to our Certificate of Incorporation to increase the number of authorized shares of Common Stock, and we will not independently provide stockholders with any such rights.

Reasons for the Increase in Authorized Shares

The Board believes that the proposed increase in the number of authorized shares of Common Stock will benefit the Company by improving our flexibility in responding to future business opportunities. The additional authorized shares will be available for issuance from time to time to enable us to respond to future business opportunities requiring the issuance of shares, the consummation of Common Stock-based financings, acquisition or strategic joint venture transactions involving the issuance of Common Stock, or for other general purposes that the Board may deem advisable. The increase in authorized capital will ensure that the Company has sufficient authorized capital to undertake the financing contemplated by Proposal 3 and have sufficient authorized capital with respect to any conversions of our Series A Preferred Stock subsequent to any decrease in the conversion price of the Series A Preferred Stock. In addition, due to the Company’s inability to satisfy the Nasdaq equity rule, the Company may seek additional equity financing subsequent to the closing of the financing contemplated by Proposal 3 to ensure that the Company satisfies the equity rule through either the market capitalization standard of $35 million or the stockholders’ equity standard of $2.5 million. We are seeking approval for the amendment at this time to ensure that the Company can consummate the capital raising transaction(s) contemplated by Proposal 3 and have sufficient authorized capital for any conversions of Series A Preferred Stock if the Series A Preferred Stock conversion price is reduced and the Series A Preferred Stock subsequently converts into Common Stock, and/or a new equity incentive plan as discussed above is adopted. An increase in authorised Common Stock is also needed because opportunities, including the need for additional financing, may arise in the future. Approval of the increase in authorized Common Stock will ensure that the Company has sufficient authorized capital to issue equity securities in future financings the Company may need to continue in operation and may also reduce the risk that the Company’s Common Stock will be delisted from The Nasdaq Capital Market. Except as described herein and in Proposals 3 and 4, there are currently no agreements or understandings regarding the issuance of any of the additional shares of Common Stock that would become available if the number of authorized shares of Common Stock is increased as proposed. Moreover, even if the Company receives additional financing, there can be no assurance the Common Stock will continue to be listed on The Nasdaq Capital Market beyond [______], 2017. The Board does not intend to issue any Common Stock except on terms which the Board deems to be in the best interests of the Company and its then existing stockholders.

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In determining the size of the proposed authorized share increase, the Board considered a number of factors, including our capital raising transaction(s) contemplated by Proposal 3, the number of shares potentially issuable upon conversion of the outstanding Series A Preferred Stock, if the Series A Preferred Stock conversion price is reduced, and exercise of outstanding stock options, the intention to adopt a new equity incentive plan for employees and that the Company may potentially need additional shares in connection with future equity transactions, acquisitions or other strategic transactions.

Potential Effects of the Amendment

The proposed increase in the number of authorized shares of Common Stock will not have any immediate effect on the rights of our existing stockholders. The Board will have the authority to issue the additional shares of Common Stock without requiring future stockholder approval of such issuances, except as may be required by applicable law or rules of any stock exchange on which our securities may be listed. The issuance of additional shares of Common Stock will decrease the relative percentage of equity ownership of our existing stockholders, thereby diluting the voting power of their Common Stock, and, depending on the price at which additional shares may be issued, could also be dilutive to the earnings per share of our Common Stock.

It is possible that a subsequent issuance of these shares could have the effect of delaying or preventing a change in control of the Company. Shares of authorized and unissued Common Stock could, within the limits imposed by applicable law, be issued in one or more transactions that would make a change in control of the Company more difficult, and therefore, less likely. Issuances of additional shares of our Common Stock could dilute the earnings per share and book value per share of our outstanding Common Stock and dilute the stock ownership or voting rights of a person seeking to obtain control of the Company. While it may be deemed to have potential anti-takeover effects, the proposal to increase the authorized Common Stock is not prompted by any specific effort of which we are aware to accumulate shares of our Common Stock or obtain control of the Company.

The additional authorized shares of Common Stock, if and when issued, would be part of the existing class of Common Stock and would have the same rights and privileges as the shares of Common Stock currently outstanding. Stockholders do not have preemptive rights with respect to our Common Stock. Therefore, should the Board determine to issue additional shares of Common Stock, existing stockholders would not have any preferential rights to purchase such shares in order to maintain their proportionate ownership thereof.

Effectiveness of the Amendment

If this amendment is approved by our stockholders, it will become effective upon the filing of an amendment to our Certificate of Incorporation, which filing is expected to occur promptly after stockholder approval of this proposal. The text of Appendix B remains subject to modification to include such changes as may be required by the Secretary of State of the State of Delaware and as the Board deems necessary or advisable to implement the increase in our authorized shares.

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Recommendation of the Board

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF AN AMENDMENT TO THE CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK.

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PROPOSAL NO. 3

APPROVAL OF THE ISSUANCE OF SHARES OF COMMON STOCK IN ONE OR MORE POTENTIAL CAPITAL RAISING TRANSACTIONS IN ACCORDANCE WITH NASDAQ RULE 5636(D)

General

The Board is seeking advance stockholder approval as required by NASDAQ Rule 5636(d) (the “Nasdaq Rule,” as described below) to enable the Company to issue shares of Common Stock in one or more capital raising transactions and to provide the Board with the flexibility to enter into and close such capital raising transactions on a timely basis.

The Nasdaq Rule requires stockholder approval prior to an issuance of securities in connection with a transaction other than a public offering involving the sale, issuance or potential issuance by a company of Common Stock equal to 20% or more of the Common Stock or 20% or more of the voting power outstanding before the issuance for less than the greater of book and market value of our Common Stock as of the time of execution of the definitive agreement with respect to such transaction. The per share price of our Common Stock for which we obtain future commitments, if any, in connection with a potential private placement is less than the greater of book or market value currently. As a result, the Company is seeking advance stockholder approval for the sale and issuance of such shares in connection with a potential capital raising transaction pursuant to the Nasdaq Rule.

We may seek to raise additional capital to implement our business strategy and enhance our overall capitalization. We have not determined the particular terms for such prospective offerings. Because we may seek additional capital that triggers the requirements of the Nasdaq Rule, we are seeking stockholder approval now, so that we will be able to move quickly to take full advantage of any opportunities that may develop in the equity markets.

Specifically, we are seeking stockholder approval, for the purpose of compliance with the Nasdaq Rule, for the potential issuance of shares subject to the following limitations approved by our Board:

•	potential issuance not to exceed [_________] shares of our Common Stock (including pursuant to preferred stock, options, warrants, convertible debt or other securities exercisable for or convertible into common stock);
•	total aggregate consideration of not more than $5,000,000 in cash;
•	at a price or prices not less than [__]% of the market price of our Common Stock at the time of issuance;
•	per the Nasdaq Rule, such issuances must occur, if at all, within the three month period commencing on the date of the approval by the stockholders; and
•	upon such terms as the Board shall deem to be in the Company’s best interests.

The Company has engaged an investment bank to assist the Company in identifying potential investors and opportunities, but has not arrived at any specific terms. The final terms of any such transaction will be determined by the Board. If this Proposal 3 is approved, the Company will not solicit further authorization from its stockholders prior to any such capital raising transaction. Any such issuance will occur subsequent to the implementation of the Reverse Stock Split.

If the Company consummates the capital raising transaction(s) contemplated by this Proposal 3, there can be no assurance that the Company’s Common Stock will continue to be listed on The Nasdaq Capital Market beyond [_______], 2017. In addition, while stockholder approval of the potential capital raising transaction(s) is necessitated by Nasdaq rules, the Company’s audited financial statements for the fiscal year ended December 31, 2016 were prepared on the basis that the Company will continue as a going concern and given the Company’s financial position, the Company will need additional financing to continue in operation.

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Potential Effects of this Proposal

The issuance of shares of Common Stock, or other securities convertible into shares of our common stock, in accordance with any offerings, would result in an increase in the number of shares of Common Stock outstanding and the respective percentage interests of current stockholders in the voting power, liquidation value, and book and market value of our Company, and in our future earnings will be reduced. Such effects could be significantly enhanced if one or more of the other proposals are also adopted. The sale or resale of these shares could cause the market price of our Common Stock to decline.

The issuance of shares of Common Stock in one or more non-public offerings could have an anti-takeover effect. Such issuance could dilute the voting power of a person seeking control of the Company, thereby deterring or rendering more difficult a merger, tender offer, proxy contest or an extraordinary corporate transaction opposed by the Company.

Net Proceeds

We cannot determine what the actual net proceeds of the offerings will be until they are completed, but as discussed above, the aggregate dollar amount of the non-public offerings will be no more than $5 million. If all or part of the offering(s) is completed, we will have broad discretion to use the net proceeds to us from the sale of such shares, and you will be relying solely on the judgment of our Board and management regarding the application of these proceeds. Our use of the proceeds may not improve our operating results or increase the value of your investment. We currently have no arrangements or understandings regarding any specific transaction with investors, so we cannot predict whether we will be successful should we seek to raise capital through any offerings.

No Appraisal Rights

Under the DGCL, our stockholders are not entitled to appraisal rights with respect to the issuance of securities in on or more non-public offerings, and we will not independently provide our stockholders with any such rights.

Recommendation of the Board

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF THE ISSUANCE OF SHARES OF COMMON STOCK IN ONE OR MORE POTENTIAL CAPITAL RAISING TRANSACTIONS IN ACCORDANCE WITH NASDAQ RULE 5636(D).

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PROPOSAL NO. 4

APPROVAL OF AN AMENDMENT TO OUR CERTIFICATE OF INCORPORATION BY AN AMENDMENT TO THE CERTIFICATE OF DESIGNATIONS TO DECREASE THE CONVERSION PRICE OF THE SERIES A PREFERRED STOCK

Our Board recommends the approval of an amendment to our Certificate of Incorporation by an amendment to the Certificate of Designations of the Series A Preferred Stock that will reduce the conversion price of our Series A Preferred Stock. The form of the amendment to our Certificate of Incorporation relating to this Proposal 4 is attached to this proxy statement as Appendix C. The conversion price of the Series A Preferred Stock will be the per share price agreed upon by our Board for the issuance of shares of Common Stock in an offering as described in Proposal 3, and such conversion price will not be implemented until after the implementation of the Reverse Stock Split.

Purpose and Effect of Approving this Proposal

As of December 31, 2016, we were not in compliance with the financial covenants related to our Series A Preferred Stock because we did not reach the agreed upon targets for two consecutive quarters. Under the stock purchase agreement covering our Series A Preferred Stock, this default would allow the holder of our Series A Preferred Stock to require us to redeem any of the Series A Preferred Stock for the greater of 100% of the stated value plus accrued and unpaid dividends or the product of the number of shares of Common Stock underlying the Series A Preferred Stock and the closing price as of December 31, 2016. As a result, the holder of the Series A Preferred Stock has the right to demand redemption of any of the outstanding Series A Preferred Stock they hold. To date, the holder of the Series A Preferred Stock has neither exercised nor waived this right and accordingly this right may be exercised at any time. If we do not have the funds necessary to redeem the Series A Preferred Stock, the dividends accruing on any outstanding Series A Preferred Stock will increase to prime plus 10% (from prime plus 5%). For each six months that the Series A Preferred Stock remains unredeemed, the dividend rate increases by 1%, subject to a maximum dividend rate of 19%. Paying these increased dividends could further decrease the amount of capital we have available to run and to invest in our business. In addition, our failure to redeem the Series A Preferred Stock would be considered a “Breach Event” under the agreements with the holder of the Series A Preferred Stock. If a Breach Event were to occur, then, under the agreements with the holder of our Series A Preferred Stock, our Board would automatically be increased, with the holder of the Series A Preferred Stock having the right to appoint the new directors, so that the holder of the Series A Preferred Stock would have appointed a majority of the Board. This would give the holders of the Series A redeemable convertible preferred stock control of the Company. In addition, after August 5, 2017, the holders of the Series A Preferred Stock have the right to demand redemption of any of the outstanding Series A Preferred Stock that they still hold.

The holder of the Series A Preferred Stock has agreed to waive its redemption right if the conversion price of the Series A Preferred Stock is decreased and the financing terms of Proposal 3 are satisfactory to the holder of the Series A Preferred Stock, though there can be no assurance that the holder of the Series A Preferred Stock will convert any of or all of its Series A Preferred Stock into Common Stock as a result of the decreased conversion price. There will be no decrease in the conversion price of the Series A Preferred Stock if the holder of the Series A Preferred Stock does not waive its redemption right. The waiver of the redemption right removes the uncertainty that the holder of the Series A Preferred Stock will force a redemption. In addition, the Company believes it is in the best interests of the Company and the stockholders to reduce the conversion price of our Series A Preferred Stock to potentially induce the conversion of the Series A Preferred Stock into Common Stock. The Company believes that to the extent Series A Preferred Stock is converted into Common Stock, it could help the Company regain compliance with the market capitalization portion of the Nasdaq equity rule. However, even if Series A Preferred Stock is converted into Common Stock, there can be no assurance that the Company’s Common Stock will continue to be listed on the Nasdaq Capital Market beyond [_______], 2017.

As of the date of this proxy statement, the conversion price of our Series A Preferred Stock is $1.02488 per share. If this Proposal 4 is approved, and without giving effect to the proposed Reverse Stock Split, the conversion price of our Series A Preferred Stock will be reduced from $1.02488 per share to the per share price agreed upon by our Board for the issuance of shares of Common Stock in an offering as described in Proposal 3. While the stated dollar amount of the conversion price under this Proposal 4 does not give effect to the Reverse Stock Split of our Common Stock as discussed in the Reverse Split Proposal, such price will automatically adjust to take into account the Reverse Stock Split.

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The reduction of the conversion price of our Series A Preferred Stock as a result of Proposal 4 will significantly increase the number of shares of our Common Stock that are issued to holders of our Series A Preferred Stock when their shares of preferred stock are converted into Common Stock. Since holders of our preferred stock will receive more shares of Common Stock for each of their shares of preferred stock when they convert, our current holders of Common Stock will be significantly diluted as a result of the reduction of the conversion prices of our Series A Preferred Stock as a result of Proposal 4.

Effective Date of Amendment

If approved by the requisite stockholders, it is anticipated that the amendment to the Company’s Certificate of Incorporation will become effective upon the filing of an amendment to our Certificate of Designations for the Series A Preferred Stock with the Secretary of State of the State of Delaware following the Effective Time of the Reverse Stock Split.  However, even if the proposed amendment is approved by the requisite stockholders, our Board may, in its discretion, determine to abandon the proposed amendment after stockholder approval of Proposal 4 but prior to the effectiveness of the filing of the amendment with the Secretary of State of the State of Delaware.

The form of the amendment to our Certificate of Designations with respect to Proposal 4 is attached to this Proxy Statement as Appendix C.

Recommendation of the Board

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF AN AMENDMENT AN AMENDMENT TO OUR CERTIFICATE OF INCORPORATION BY AN AMENDMENT TO THE CERTIFICATE OF DESIGNATIONS TO DECREASE THE CONVERSION PRICE OF THE SERIES A PREFERRED STOCK.

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SECURITY OWNERSHIP OF CERTAIN
BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information concerning ownership of the Company’s Common Stock outstanding at July 17, 2017, by (i) each person known by the Company to be the beneficial owner of more than five percent of its Common Stock, (ii) each director, (iii) each of the Named Executive Officers identified in the summary compensation table, and (iv) all directors and executive officers of the Company as a group.

Name and Address of Beneficial Owner (1)	Shares Beneficially Owned	Percentage of Class (2)
Martin Hale, Hale Fund Management, LLC Hale Capital Management, LP, Hale Capital Partners, LP, HCP-FVA, LLC (3)	10,406,939	19.5%
Nantahala Capital Management, LLC (4)	3,235,818	7.3%
Barry Rubenstein (5)	2,769,639	6.2%
Michael P. Kelly (6)	217,390	*
Barry Rudolph (7)	140,080	*
William Miller (8)	139,448	*
Daniel Murale (9)	41,515	*
Todd Oseth	--	--
All Directors and Executive Officers as a Group (10) (6 persons)	10,945,372	20.4%
Alan Komet (11)	51,721	*
Gary Quinn (12)	600,148	1.3%
*Less than one percent

(1)	A person is deemed to be the beneficial owner of voting securities over which the person has voting power or that can be acquired by such person within 60 days after the Record Date upon the exercise of options, warrants or convertible securities, or upon the lapse or the removal of all restrictions on shares of restricted stock. Each beneficial owner's percentage ownership is determined by assuming that options, warrants or convertible securities that are held by such person (but not those held by any other person) and that are currently exercisable (i.e., that are exercisable within 60 days from the Record Date) have been exercised. Unless otherwise noted, we believe that all persons named in the table have sole voting and investment power with respect to all shares beneficially owned by them.
(2)	Based upon shares of Common Stock outstanding at the Record Date, July 17, 2017, of 44,509,390.
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(3)	Based on information contained in Forms 4 and a report on Schedule 13D filed by Mr. Hale, Hale Fund Management, LLC (“Fund Management”), Hale Capital Management, LP (“Capital Management”), Hale Capital Partners, LP (“Hale Capital”), and HCP-FVA, LLC (“HCP-FVA”). Consists of (i) 1,460,391 shares of Common Stock held by Hale Capital and HCP-FVA and 60,815 shares of Common Stock held by Mr. Hale for the benefit of Hale Capital, (ii) 104,217 shares of unvested restricted stock held by Mr. Hale for the benefit of Hale Capital, and (iii) 900,000 shares of Series A Preferred Stock held by HCP-FVA, which equates to 8,781,516 shares of Common Stock on an as-converted basis (without giving effect to the 9.99% blocker contained in the Certificate of Designations), held by HCP-FVA, and equates to 7,317,073 shares of Common Stock on an as-converted voting basis. The percentage ownership of Mr. Hale, Fund Management, Capital Management, Hale Capital and HCP-FVA is calculated on the basis of 44,509,390 shares of Common Stock outstanding plus 8,781,516 shares. Each of Mr. Hale, Fund Management, Capital Management and Hale Capital disclaims beneficial ownership of such shares of Common Stock except to the extent of his or its pecuniary interest. The address of Mr. Hale, Fund Management, Capital Management, Hale Capital and HCP-FVA is 17 State Street, Suite 3230, New York, NY 10004.
(4)	Based on information contained in a report on Schedule 13G filed by Nantahala Capital Management, LLC on February 14, 2017. The address of Nantahala Capital Management, LLC is 19 Old Kings Highway South, Suite 200, Darien, CT 06820.
(5)	Based upon information contained in a Form 4 filed on November 8, 2016, a report on Schedule 13D (the “Woodland 13D”), as amended, filed jointly by Barry Rubenstein, Marilyn Rubenstein, Brookwood Partners, L.P. (“Brookwood”), Seneca Ventures (“Seneca”), Woodland Partners (“Woodland Partners”), Woodland Venture Fund (“Woodland Fund”), and Woodland Services Corp. (“Woodland Services”) with the Securities and Exchange Commission (“SEC”) on December 14, 2014, as well as certain other information. Consists of (i) 895,101 shares of Common Stock held by Mr. Rubenstein, (ii) 187,900 shares of Common Stock held by Brookwood, (iii) 131,323 shares of Common Stock held by Seneca, (iv) 957,257 shares of Common Stock held by Woodland Partners, (v) 496,800 shares of Common Stock held by Woodland Fund, (vi) 100,000 shares of Common Stock held in a joint account by Barry Rubenstein and Marilyn Rubenstein, Mr. Rubenstein’s spouse, and (ix) 1,258 shares of Common Stock held by Marilyn Rubenstein. Mr. Rubenstein disclaims beneficial ownership of the securities held by Brookwood, Seneca, Woodland Partners, Woodland Fund, Woodland Services, and Mr. Rubenstein’s spouse, Marilyn Rubenstein, except to the extent of his respective equity interest therein. The address of Mr. Rubenstein is 68 Wheatley Road, Brookville, NY 11545.
(6)	Based on information contained in Forms 3 and 4 filed by Mr. Kelly and certain other information. Consists of (i) 103,173 shares of Common Stock held by Mr. Kelly, and (ii) 114,217 shares of unvested restricted stock that Mr. Kelly has voting power over.
(7)	Based on information contained in Forms 3 and 4 filed by Mr. Rudolph and certain other information. Consists of (i) 109,773 shares of Common Stock held by Mr. Rudolph, and (ii) 107,617 shares of unvested restricted stock that Mr. Rudolph has voting power over.
(8)	Based on information contained in Forms 3 and 4 filed by Mr. Miller and certain other information. Consists of (i) 32,731 shares of Common Stock held by Mr. Miller, (ii) 104,117 shares of unvested restricted stock that Mr. Miller has voting power over., and (iii) 2,600 shares of Common Stock held by PV Strategies LLC, a hedge fund managed by Miller Investment Management LLC, a registered investment adviser of which Mr. Miller is a principal. Mr. Miller disclaims beneficial ownership of the securities held by PV Strategies LLC.
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(9)	On September 15, 2016, Mr. Murale was appointed Vice President of Finance and Interim Chief Financial Officer. On March 8, 2017, Mr. Murale was appointed Executive Vice President, Chief Financial Officer and Treasurer. Based on information contained in Forms 3 and 4 filed by Mr. Murale and certain other information. Consists of (i) 6,615 shares of Common Stock held by Mr. Murale, (ii) 3,400 shares of unvested restricted stock that Mr. Murale has voting power over, and (iii) 31,500 shares of Common Stock issuable upon exercise of options that are currently exercisable or that will be exercisable within 60 days of the Record Date.
(10)	Consists of (i) 1,708,888 shares of Common Stock held by all directors and executive officers as a group, (ii) 423,468 shares of unvested restricted stock that the directors and executive officers have voting power over, (iii) 31,500 shares of Common Stock issuable upon exercise of options that are currently exercisable or that will be exercisable within 60 days of the Record Date, and (iv) 8,781,516 shares of Common Stock on an as-converted basis, held by HCP-FVA.
(11)	Based on information contained in Forms 3 and 4 filed by Mr. Komet and certain other information. Consists of 51,721 shares of Common Stock held by Mr. Komet.
(12)	Based on information contained in Forms 3 and 4 filed by Mr. Quinn and certain other information. Consists of 600,148 shares of Common Stock held by Mr. Quinn.

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OTHER BUSINESS

As of the date of this proxy statement, the management of the Company has no knowledge of any business that may be presented for consideration at the Special Meeting, other than that described above. As to other business, if any, that may properly come before the Special Meeting, or any adjournment thereof, it is intended that the proxy hereby solicited will be voted in respect of such business in accordance with the best judgment of the proxy holders.

By Order of the Board of Directors,

Dated:	Melville, NY	Daniel Murale
	[_______], 2017	Executive Vice President, Chief Financial Officer and Treasurer

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Appendix A

CERTIFICATE OF AMENDMENT

OF THE

RESTATED CERTIFICATE OF INCORPORATION

OF

FALCONSTOR SOFTWARE, INC.

Pursuant to Section 242 of the Delaware General Corporation Law, FalconStor Software, Inc., a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), does hereby certify as follows:

FIRST: Article FOURTH of the Restated Certificate of Incorporation of the Corporation, as amended, is hereby amended by adding the following new subparagraph (D) at the end thereof:

“(D) Reverse Stock Split. Upon the effectiveness of the Certificate of Amendment of this Restated Certificate of Incorporation containing this sentence (the “Effective Time”), each [___] shares of the common stock, par value $0.001 per share, of the Corporation issued and outstanding or held in the treasury of the Corporation immediately prior to the Effective Time (the “Old Common Stock”) shall automatically be reclassified and combined into 1 share of common stock, par value $0.001 per share, of the Corporation (the “New Common Stock”) (the “Reverse Stock Split”). Each stock certificate that, immediately prior to the Effective Time, represented shares of Old Common Stock shall, from and after the Effective Time, automatically and without the necessity of presenting the same for exchange, represent that number of whole shares of New Common Stock into which the shares of Old Common Stock represented by such certificate shall have been reclassified and combined; provided, however, that each holder of record of a certificate that represented shares of Old Common Stock shall receive, upon the surrender of the certificate for such Old Common Stock (or, if such registered holder alleges that such certificate has been lost, stolen or destroyed, a lost certificate affidavit and agreement reasonably acceptable to the Corporation to indemnify the Corporation against any claim that may be made against the Corporation on account of the alleged loss, theft or destruction of such certificate), at the office of the transfer agent for the Old Common Stock (or at the principal office of the Corporation if the Corporation serves as its own transfer agent) a new certificate representing the number of whole shares of New Common Stock into which the shares of Old Common Stock represented by such certificate shall have been reclassified and combined.”

SECOND: On [_______], 2017, the Board of Directors of the Corporation or a committee thereof determined that each [__] shares of the Old Common Stock issued and outstanding or held in the treasury of the Corporation immediately prior to the Effective Time shall automatically be reclassified and combined into one validly issued, fully paid and non-assessable share of New Common Stock.

THIRD: The foregoing amendment to the Restated Certificate of Incorporation of the Corporation was duly adopted in accordance with Section 242 of the Delaware General Corporation Law.

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IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be signed by its duly authorized officer on this __ day of __________, 20__.

FALCONSTOR SOFTWARE, INC.

By:
Name:
Title:

22

Appendix B

CERTIFICATE OF AMENDMENT

OF THE

RESTATED CERTIFICATE OF INCORPORATION

OF

FALCONSTOR SOFTWARE, INC.

Pursuant to Section 242 of the Delaware General Corporation Law, FalconStor Software, Inc., a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), does hereby certify as follows:

FIRST: Article FOURTH, subparagraph (A) of the Restated Certificate of Incorporation of the Corporation, as amended, is hereby amended to read in its entirety as follows:

“(A) Classes of Stock. The Corporation is authorized to issue two classes of stock to be designated, respectively, “Common Stock” and “Preferred Stock.” The total number of shares which the Corporation is authorized to issue is [________] Million ([________]) shares. [________] Million ([________]) shares shall be Common Stock, $0.001 par value per share, and Two Million (2,000,000) shares shall be Preferred Stock, $0.001 par value per share.”

SECOND: The foregoing amendment to the Restated Certificate of Incorporation of the Corporation was duly adopted in accordance with Section 242 of the Delaware General Corporation Law.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be signed by its duly authorized officer on this __ day of __________, 20__.

FALCONSTOR SOFTWARE, INC.

By:
Name:
Title:

23

Appendix C

CERTIFICATE OF AMENDMENT

OF THE

CERTIFICATE OF DESIGNATIONS, PREFERENCES AND RIGHTS

OF

SERIES A CONVERTIBLE PREFERRED STOCK

OF

FALCONSTOR SOFTWARE, INC.

Pursuant to Section 242 of the Delaware General Corporation Law, FalconStor Software, Inc., a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), does hereby certify as follows:

FIRST: Section 7(c) of the Certificate of Designations, Preferences and Rights of Series A Convertible Preferred Stock of the Corporation (the “Certificate of Designations”) is hereby amended by adding the following new sentence at the end thereof:

“The Conversion Price as of the effectiveness of the Certificate of Amendment of this Certificate of Designations containing this sentence is equal to $[____] per share.” [Price to be the per-share offering price of Common Stock in a private placement of the Company.]

SECOND: The foregoing amendment to the Certificate of Designations of the Corporation was duly adopted in accordance with Section 242 of the Delaware General Corporation Law.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be signed by its duly authorized officer on this __ day of __________, 20__.

FALCONSTOR SOFTWARE, INC.

By:
Name:
Title:

24